Note 12 - Employee Benefits (Detail) - Employee Stock Ownership Plan (ESOP) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Number of shares issued (in Shares)	32,765	26,500	16,047
Fair value of stock contributed	$ 617	$ 496	$ 315
Cash contributed	82	65	105
Total expense	699	562	420
Employee Stock Ownership Plan (Member)
Fair value of stock contributed	$ 617	$ 497	$ 315